UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2012

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On May 11, 2012, the Company issued a press release entitled "Wright Express Acquires CorporatePay, a Leading Provider of Prepaid Virtual Cards to the U.K. Travel Industry." A copy of the press release is furnished as exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of Wright Express Corporation dated May 11, 2012

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

May 15, 2012	By:	/s/ Steven A. Elder

Name: Steven A. Elder
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release of Wright Express Corporation dated May 11, 2012